SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                       SEPTEMBER 7, 2000


           DELTA PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)



Colorado                    0-16203                  84-1060803
(State of                  Commission              (I.R.S. Employer
Incorporation)             File  No.               Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                                 80202
        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (303)  293-9133


ITEM 5.   OTHER EVENTS

     Delta Petroleum Corporation ("Delta" or the "Company") has entered into an agreement ("Agreement") with Saga Petroleum Corporation and related entities ("Saga") giving Delta an option to purchase Saga's interests in approximately 680 producing wells and associated acreage in the Permian Basin located in eight counties in West Texas and Southeastern New Mexico for $49,500,000. A copy of the agreement and supplemental letter agreement are incorporated herein as Exhibit 10.1. This agreement replaces and supercedes the letter agreement referenced in Form 8-K dated August 3, 2000. Delta has issued Saga 133,423 shares of Delta's restricted common stock as payment for the option. If Delta elects to exercise the option it must make an additional deposit consisting of $500,000 in cash and 289,583 shares of its restricted common stock on October 2, 2000 and will be required to close and pay the bulk of the remainder of the purchase price by December 1, 2000. Included in the potential acquisition is the operating entity, Saga Petroleum Limited Liability Company, which operates 599 of the wells. Under the Agreement, Delta has the option to pay up to $6,000,000 of the purchase price in the form of Delta common stock with the balance of any stock delivered under this provision priced at $5.00 per share.

     Delta   has  not  secured  the  financing  and/or   industry
participants that would be necessary to acquire these properties and there is no assurance that it will be able to do so.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     10.1 Purchase and Sale Agreement and supplemental Letter Agreement dated September 6, 2000 between Saga Petroleum Corporation, et al and Delta Petroleum Corporation.

      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)

Date:  September 8, 2000         By: s/Aleron H.  Larson, Jr.
                                       Aleron H. Larson, Jr.
                                          Chairman/C.E.O.


                        INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan    of    Acquisition,   Reorganization,    Arrangement,
     Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4)  Instruments   Defining  the  Rights  of  Security   Holders,
     including Indentures.  Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts.

     10.1 Purchase and Sale Agreement and supplemental Letter Agreement dated September 6, 2000 between Saga Petroleum Corporation, et al and Delta Petroleum Corporation.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information. Not Applicable.

(16) Letter re: Change in Certifying Accountant.  Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders. Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22)  Published  Report Regarding Matters Submitted  to  Vote  of
Security Holders.  Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits. Not Applicable.